Exhibit 99.1

Aeva Reports Third Quarter 2024 Results

The Indoor Lab Awarded Aeva a Multi-year Production Program Agreement with Planned Deployments at Major U.S. Airports, Mass Transit and Other Large Venues

Strong Traction in Passenger Vehicle Programs, Including Selection by a Major European OEM for its Automated Vehicle Validation Program, and Advancing on Track with a Global Top 10 OEM’s Vehicle Program RFQ

Our Partners Torc Robotics and Daimler Truck using Aeva 4D as the Exclusive Long-Range LiDAR Successfully Validated Fully Driverless Operations at Highway Speeds

MOUNTAIN VIEW, Calif., Nov. 6, 2024 – Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced its third quarter 2024 results.

Key Company Highlights

•
Major industrial production win for security applications with The Indoor Lab to deploy Aeva 4D LiDAR at multiple planned locations, starting with John F. Kennedy International Airport in New York and San Francisco International Airport, and followed by yet to be disclosed airports, mass transit and other large venues across the U.S.
•
A major European passenger vehicle OEM selected Aeva to leverage 4D LiDAR’s unique velocity data to validate its next-generation vehicle automation systems
•
Continued to advance towards the finalization of the RFQ for a global top 10 passenger OEM’s vehicle program and ongoing progress on other passenger RFQs and engagements
•
Torc Robotics using Aeva 4D LiDAR as the exclusive long and ultra-long range LiDAR successfully validated fully driverless operations at highway speeds up to 65 miles per hour, a key milestone towards commercialization for Daimler Truck’s autonomous truck production program by 2027
•
Pulled forward first shipments of Aeva Atlas, our production-intent product, by approximately two quarters in order to meet growing demand from recent production wins for automotive and industrial applications; implementing plans to scale production for next year

“Aeva continues to convert the growing interest in our unique 4D LiDAR technology to new wins while also achieving critical milestones for our existing production programs,” said Soroush Salehian, Co-Founder and CEO at Aeva. “With more industries looking to adopt FMCW technology, we made the strategic decision and executed on pulling forward first shipments of Atlas to the third quarter to meet more of our strong demand. We believe this further places Aeva on the path to leading the market and expanding our commercial momentum with additional wins in automotive, industrial and beyond.”

Third Quarter 2024 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $134.8 million and available facility of $125.0 million as of September 30, 2024
•
Revenue
o
Revenue of $2.3 million in Q3 2024, compared to revenue of $0.8 million in Q3 2023

•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $37.9 million in Q3 2024, compared to GAAP operating loss of $35.5 million in Q3 2023
o
Non-GAAP operating loss of $31.4 million in Q3 2024, compared to non-GAAP operating loss of $30.3 million in Q3 2023
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $0.70 in Q3 2024, compared to GAAP net loss per share of $0.75 in Q3 2023
o
Non-GAAP net loss per share of $0.55 in Q3 2024, compared to non-GAAP net loss per share of $0.63 in Q3 2023
•
Shares Outstanding
o
Weighted average shares outstanding of 53.7 million in Q3 2024

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

Conference Call Details

Aeva will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, November 6, 2024. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance and business objectives for 2024, along with our expectations with respect to the production agreements with Daimler Truck and The Indoor Lab as well as engagement and deployments with other customers and partners, our future production plans and our ability to access capital under our preferred equity facility. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history and limited history of shipping significant product volumes, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance that any of our customers will ever complete such testing and validation with us or that we will receive any billings or revenues in connection with such programs, (vii) the need to conclude definitive deployment agreements with potential end customers, including those mentioned in this release, (viii) that any validation orders will result in larger orders, (ix) that any programs into which our products may be designed will result in significant end customer sales, (x) that any of the locations referenced in this press release will result in significant deployments of our products, (xi) unforeseen project delays or product issues, such as difficulties or delays in shipping, manufacturing or installation, (xii) end customer acceptance of the platform, (xiii) revenue recognition rules, and (xiv) other material risks and other important factors that could affect our financial results that are further described in our filings with the SEC. Please refer to our filings with the SEC, including our most recent Form 10-K and Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation and litigation settlement, net. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net loss before stock-based compensation, litigation settlement, net and change in fair value of warrant liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$30,462	$38,547
Marketable securities	104,355	182,481
Accounts receivable	575	628
Inventories	2,125	2,374
Other current assets	7,752	5,195
Total current assets	145,269	229,225
Operating lease right-of-use assets	4,713	7,289
Property, plant and equipment, net	11,389	12,114
Intangible assets, net	1,950	2,625
Other noncurrent assets	5,815	6,132
TOTAL ASSETS	$169,136	$257,385
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,010	$3,602
Accrued liabilities	4,632	2,648
Accrued employee costs	4,456	6,043
Lease liability, current portion	3,385	3,587
Other current liabilities	18,132	2,524
Total current liabilities	33,615	18,404
Lease liability, noncurrent portion	1,306	3,767
Warrant liability	4,955	6,772
TOTAL LIABILITIES	39,876	28,943
STOCKHOLDERS’ EQUITY:
Common stock	6	5
Additional paid-in capital	704,853	688,124
Accumulated other comprehensive income (loss)	116	(87)
Accumulated deficit	(575,715)	(459,600)
TOTAL STOCKHOLDERS’ EQUITY	129,260	228,442
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$169,136	$257,385

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$2,250	$810	$6,369	$2,701
Cost of revenue (1)	2,971	2,525	9,330	7,715
Gross loss	(721)	(1,715)	(2,961)	(5,014)
Operating expenses:
Research and development expenses (1)	27,116	23,787	78,324	76,306
General and administrative expenses (1)	8,456	8,474	25,530	24,020
Selling and marketing expenses (1)	1,583	1,520	5,818	5,603
Litigation settlement, net (2)	—	—	11,500	—
Total operating expenses	37,155	33,781	121,172	105,929
Operating loss	(37,876)	(35,496)	(124,133)	(110,943)
Interest income	1,770	2,219	6,327	6,508
Other income (expense), net	(1,268)	39	1,836	68
Loss before income taxes	$(37,374)	$(33,238)	$(115,970)	$(104,367)
Income tax provision	22	—	145	—
Net loss	$(37,396)	$(33,238)	$(116,115)	$(104,367)
Net loss per share, basic and diluted	$(0.70)	$(0.75)	$(2.18)	$(2.36)
Weighted-average shares used in computing net loss per share, basic and diluted	53,704,039	44,565,164	53,149,318	44,200,670

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$42	$161	$208	$858
Research and development expenses	4,261	3,094	12,439	12,717
General and administrative expenses	1,983	1,654	3,803	3,989
Selling and marketing expenses	219	240	680	589
Total stock-based compensation expense	$6,505	$5,149	$17,130	$18,153

(2) Relates to the settlement of litigation related to the de-SPAC transaction and Aeva's indemnification obligations related thereto.

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(116,115)	$(104,367)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,042	3,145
Impairment of inventories	883	170
Change in fair value of warrant liabilities	(1,817)	(68)
Stock-based compensation	17,130	18,153
Amortization of right-of-use assets	2,576	2,278
Amortization of premium and accretion of discount on available-for-sale securities, net	(2,932)	(2,102)
Other	298	—
Changes in operating assets and liabilities:
Accounts receivable	53	2,118
Inventories	(634)	89
Other current assets	(2,557)	(147)
Other noncurrent assets	317	(204)
Accounts payable	(563)	(2,402)
Accrued liabilities	1,985	(6,291)
Accrued employee costs	(1,626)	139
Lease liability	(2,663)	(2,253)
Other current liabilities	15,608	250
Net cash used in operating activities	(86,015)	(91,492)
Cash flows from investing activities:
Purchase of property, plant and equipment	(2,969)	(3,423)
Purchase of available-for-sale securities	(62,848)	(97,642)
Proceeds from maturities of available-for-sale securities	144,108	165,597
Net cash provided by investing activities	78,291	64,532
Cash flows from financing activities:
Payments of taxes withheld on net settled vesting of restricted stock units	(438)	(62)
Proceeds from exercise of stock options	77	152
Net cash (used in) provided by financing activities	(361)	90
Net decrease in cash and cash equivalents	(8,085)	(26,870)
Beginning cash and cash equivalents	38,547	67,420
Ending cash and cash equivalents	$30,462	$40,550

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP operating loss	$(37,876)	$(35,496)	$(124,133)	$(110,943)
Stock-based compensation	6,505	5,149	17,130	18,153
Litigation settlement, net	—	—	11,500	—
Non-GAAP operating loss	$(31,371)	$(30,347)	$(95,503)	$(92,790)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

GAAP net loss	$(37,396)	$(33,238)	$(116,115)	$(104,367)
Stock-based compensation	6,505	5,149	17,130	18,153
Litigation settlement, net	—	—	11,500	—
Change in fair value of warrant liability	1,263	(40)	(1,817)	(68)
Non-GAAP net loss	$(29,628)	$(28,129)	$(89,302)	$(86,282)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Shares used in computing GAAP net loss per share:
Basic and diluted	53,704,039	44,565,164	53,149,318	44,200,670
GAAP net loss per share
Basic and diluted	$(0.70)	$(0.75)	$(2.18)	$(2.36)
Stock-based compensation	0.13	0.12	0.31	0.41
Litigation settlement, net	—	—	0.22	—
Change in fair value of warrant liability	0.02	(0.00)	(0.03)	—
Non-GAAP net loss per share
Basic and diluted	$(0.55)	$(0.63)	$(1.68)	$(1.95)